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                                                                    EXHIBIT 10.4

                      LIBBEY GLASS INC. GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (as amended, revised, modified, supplemented or amended and restated from time to time, this "Guaranty") is entered into as of June 24, 2004 by LIBBEY GLASS INC., a Delaware corporation (the "Guarantor"), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for each of the Lenders (the "Lenders") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term by the Credit Agreement.

                                   WITNESSETH:

      WHEREAS, the Guarantor, Libbey Europe B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the Guarantor, collectively the "Borrowers"), the Lenders named therein, The Bank of New York, as syndication agent, and Bank of America, N.A., as administrative agent (the "Administrative Agent"), have entered into a certain Credit Agreement dated as of the date hereof (as amended, revised, modified, supplemented or amended and restated from time to time, the "Credit Agreement"); and

      WHEREAS, the Guarantor owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Dutch Borrower and will receive substantial and direct benefits from the extensions of credit contemplated by the Credit Agreement and is entering into this Guaranty to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to it and to the Dutch Borrower thereunder; and

      WHEREAS, the execution and delivery of this Guaranty is a condition precedent to the obligation of the Lenders to extend credit to the Guarantor and the Dutch Borrower pursuant to the Credit Agreement;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration and as an inducement to the Lenders to enter into the Credit Agreement and extend credit to the Guarantor and the Dutch Borrower, the Guarantor hereby agrees as follows:

      1.    THE GUARANTY.

            (a) The Guarantor hereby absolutely, continually, irrevocably and unconditionally guarantees to the Administrative Agent for the benefit of the Lenders prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (i) the principal of and interest on the Loans made by the Lenders to, and any Notes held by the Lenders of, the Dutch Borrower and (ii) all other amounts from time to time owing to the Lenders, the Administrative Agent or any indemnified party under the Credit Agreement, the Notes or the other Loan Documents, including without limitation all "Obligations" (as defined in the Credit Agreement) of the Dutch Borrower, whether direct or

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indirect, absolute or contingent, now existing or hereafter arising
(collectively, the "Guaranteed Debt"). The Guarantor's obligations under this Guaranty are collectively referred to as the "Guarantor's Obligations". This is a guaranty of payment, not a guaranty of collection.

            (b) If there shall occur a default in payment or performance of any of the Guaranteed Debt, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorney costs), settlement or termination value, or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, termination or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Lenders, an amount equal to all the applicable Guaranteed Debt then due and owing.

            (c) All payments by the Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes other than Excluded Taxes. In the event that the Guarantor, the Administrative Agent or any Lender is required by law to make any such non-excluded deduction or withholding (as a result of any change after the date hereof in any requirement for a deduction or withholding), the Guarantor agrees to pay on behalf of the Administrative Agent or the applicable Lender such amount directly to the appropriate person or entity, or if the Guarantor cannot legally comply with the foregoing, the Guarantor shall pay to the Administrative Agent or such Lender such additional amounts as will result in the receipt by such Person of the full amount payable hereunder. The Guarantor shall be entitled to refunds of amounts paid pursuant hereto to the extent permitted by Section 3.01(e) of the Credit Agreement. The Guarantor shall promptly provide the Administrative Agent or the applicable Lender with evidence of payment of any such amount made on such Person's behalf.

            (d) The Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Debt or any part thereof. The Guarantor further waives all setoffs and counterclaims and presentment, protest, notice (other than notices specifically required in the Loan Documents), filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Dutch Borrower demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require the Administrative Agent or the Lenders to sue the Dutch Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

      The Guarantor hereby guarantees that the Guarantor's Obligations will be paid in Dollars (except to the extent that any Obligation is required to be paid in euro, the Guarantor shall pay such Obligation in euro) in same day funds at the Administrative Agent's Office, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Debt, or the rights of the Administrative Agent or any Lender with respect thereto as against the Dutch Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Dutch Borrower or any or all of the Guaranteed Debt. Payment obligations under this Guaranty shall not be discharged by an amount paid in any currency other

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than US Dollars or euro, as the case may be, whether pursuant to judgment or otherwise. To the extent that a judgment is given in respect of any amount due hereunder in currency other than the currency in which the obligation subject to the judgment was originally denominated, the provisions of Section 8.04 of the Credit Agreement shall apply.

            (e) The Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than irrevocable payment in full of the Guaranteed Debt), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following to the extent permitted by law: (i) any extension, amendment, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time without notice to or consent of the Guarantor except as expressly required by the Credit Agreement; (ii) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (iii) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (iv) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (v) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof;
(vi) the application of payments received from any source (other than the Guarantor) to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (vii) any change of ownership of the Dutch Borrower or the insolvency, bankruptcy or any other change in the legal status of the Dutch Borrower; (viii) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (ix) the failure of the Dutch Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (x) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Dutch Borrower, any other guarantor in connection herewith or with any unrelated transaction or any other Person in connection herewith; (xi) the Lenders' election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief

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Laws; (xii) any borrowing, use of cash collateral, or grant of a security interest by the Dutch Borrower, as debtor in possession, under Section 363 or 364 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws; (xiii) the disallowance of all or any portion of any of the Lenders' claims for repayment of the Guaranteed Debt under Section 502 or 506 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder (other than irrevocable payment in full of the Guaranteed
Debt), in each case above, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses
(i) through (xiv) of this paragraph. It is agreed that the Guarantor's liability hereunder is independent of any other guaranties or other similar obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Dutch Borrower of the Guaranteed Debt in the manner agreed upon among the Administrative Agent, the Lenders and the Dutch Borrower.

            (f) Credit may be granted or continued from time to time by the Lenders to the Dutch Borrower without notice to or authorization from the Guarantor (other than as expressly provided in the Credit Agreement) regardless of the Dutch Borrower's financial or other condition at the time of any such grant or continuation. Neither the Administrative Agent nor any Lender shall have an obligation to disclose or discuss with the Guarantor its assessment of the financial condition of the Dutch Borrower. No waiver contained herein of (i) notices to be given or received by the Guarantor or (ii) borrowing procedures which require action by the Guarantor, shall be deemed to render any Credit Agreement provisions regarding the same of no effect; provided, however, the failure of any party to give, perform or comply with any such notice or borrowing procedure provision shall not constitute a defense to or otherwise impair the enforcement of this Guaranty.

            (g) Until (but only upon) the irrevocable payment in full of the Guaranteed Debt and termination of all commitments of the Lenders to make Credit Extensions which could give rise to any Guaranteed Debt, (i) the Guarantor shall have no right of subrogation, contribution or similar rights with respect to the Guaranteed Debt, (ii) the Guarantor hereby waives any right to enforce any remedy which the Administrative Agent or the Lenders now have or may hereafter have against the Dutch Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Debt, and (iii) the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent or the Lenders to secure payment of the Guaranteed Debt or any part thereof or any other liability of the Dutch Borrower to the Administrative Agent or the Lenders. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid by the Guarantor to the Administrative Agent for application to the Guaranteed Debt, if any, then due and owing.

            (h) Except as specifically otherwise provided in the Loan Documents, the Guarantor authorizes the Administrative Agent and the Lenders to take any action or exercise

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any remedy in good faith with respect to any collateral from time to time securing the Guaranteed Debt, which the Lenders in their sole discretion shall determine, without notice to the Guarantor.

            (i) In the event the Administrative Agent or the Lenders in their sole discretion elect to give notice of any action with respect to any collateral securing the Guaranteed Debt or any part thereof, ten days' written notice mailed to the Guarantor by ordinary mail at its address referred to in
Section 3(i) shall be deemed reasonable notice of any matters contained in such notice. The Guarantor consents and agrees that neither the Administrative Agent nor the Lenders shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Debt.

            (j) In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of the Dutch Borrower, all such amounts shall nonetheless be payable by the Guarantor during the continuance of an Event of Default forthwith upon demand by the Administrative Agent. The Guarantor further agrees that, to the extent that the Dutch Borrower makes a payment or payments to any of the Lenders on the Guaranteed Debt, or the Administrative Agent or the Lenders receive any proceeds of collateral or any other guaranty securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Dutch Borrower, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the Guaranteed Debt or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred as if such payment, reduction or satisfaction had never occurred.

            (k) No delay on the part of the Administrative Agent or the Lenders in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the Lenders of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Administrative Agent or the Lenders, except as set forth in Section 10.01 of the Credit Agreement or as otherwise expressly set forth in a writing duly signed and delivered on the Lenders' behalf by the Administrative Agent with the consent of the Required Lenders or all of the Lenders, as the case may be, in each case as required by
Section 10.01 of the Credit Agreement. The failure by the Administrative Agent or the Lenders at any time or times hereafter to require strict performance by the Dutch Borrower or the Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, pledge agreement, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, the Credit Agreement by the Dutch Borrower or the Guarantors and delivered to the Administrative Agent or the Lenders shall not waive, affect or diminish any right of the Administrative Agent or the Lenders at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Administrative Agent or the Lenders, their agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered on the

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Required Lenders' behalf by the Administrative Agent. No waiver by the
Administrative Agent or the Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Administrative Agent or the Required Lenders permitted hereunder shall in any way affect or impair the Administrative Agent's or the Lenders' rights or powers, or the obligations of the Guarantor under this Guaranty. The remedies herein are cumulative and not exclusive of any other remedies available to the Administrative Agent and the Lenders at law or in equity. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Dutch Borrower to the Lenders shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

            (l) Notwithstanding any reference herein to any collateral securing any of the Guaranteed Debt, it is acknowledged that, on the date hereof, neither the Dutch Borrower nor the Guarantor has granted, or has any obligation to grant, any security interest in or other lien on any of its property as security for the Guaranteed Debt other than such obligations as the US Borrower may have to "Cash Collateralize" L/C Obligations as and to the extent expressly provided in the Credit Agreement.

      2.    REPRESENTATIONS AND WARRANTIES.

      The Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that:

            (a) Existence, Qualification and Power; Compliance with Laws. The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, (ii) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Guaranty, (iii) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (iv) is in compliance with all Laws, except in each case referred to in clause (ii), clause
(iii) or this clause (iv), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (b) Authorization; No Contravention. The execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Guarantor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which the Guarantor is a party or, any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject, except as would not have a Material Adverse Effect, or (iii) violate any Law, except as would not have a Material Adverse Effect.

            (c) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or

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enforcement against, the Guarantor of this Guaranty except for any of such of the foregoing as may be required in connection with the exercise of remedies under the Loan Documents.

            (d) Binding Effect. This Guaranty has been duly executed and delivered by the Guarantor. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally which may be in effect and to general principles of equity.

      The Guarantor agrees that all of the foregoing representations and warranties in paragraphs (a) through (d) above shall be deemed to have been made by the Guarantor on the date hereof and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, on the date of each Credit Extension on and as of the date of such Credit Extension.

      3.    MISCELLANEOUS.

            (a) Subject to the provisions of Section 1(j), this Guaranty shall continue in effect until the Credit Agreement and all other commitments of the Lenders to make Credit Extensions which could give rise to Guaranteed Debt have terminated and the Guaranteed Debt and all other amounts payable hereunder have been paid in full.

            (b) The Guarantor confirms and ratifies Section 10.08 of the Credit Agreement and agrees that the Lenders shall have, relative to the Guarantor, the set-off rights provided therein. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Guarantor, any such notice being waived by the Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final (but not trust accounts)) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Guarantor against any and all Guaranteed Debt then due and owing to such Lender, now or hereafter existing, irrespective of whether or not such Lender shall have made demand under this Guaranty or any other Loan Document. Each Lender agrees promptly to notify the Guarantor and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

            (c) The Guarantor agrees to pay all reasonable costs, fees and out-of-pocket expenses (including reasonable attorney costs of the Administrative Agent and any Lender) incurred by the Administrative Agent or any Lender in collecting or enforcing the obligations of the Guarantor under this Guaranty

            (d) This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of the Administrative Agent, the Lenders and their successors and assigns permitted pursuant to Section 10.06 of the Credit Agreement. All references herein to

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the Dutch Borrower shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for the Dutch Borrower.

            (e) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT, EACH LENDER AND THE GUARANTOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (f) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE `GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING 1N SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

            (g) THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR, THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            (h) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            (i) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be given in the manner and with the effect set forth in
Section 10.02(a) of the Credit Agreement.

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      IN WITNESS WHEREOF, the Guarantor has entered into this Guaranty as of the day and year first written above.

                                        LIBBEY GLASS INC.

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name:   Kenneth A. Boerger
                                         Title:  Vice President